Exhibit 10.14

                                    DEBENTURE

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                                 US $500,000.00

                           HEALTHSCIENCES GROUP, INC.

                     CONVERTIBLE DEBENTURE DUE MAY 21, 2004


         FOR VALUE RECEIVED, HEALTHSCIENCES GROUP, INC., a corporation organized and existing under the laws of the State of Colorado (the "Company") promises to pay to CASTLERIGG MASTER INVESTMENTS, LTD., the registered holder hereof (the "Holder"), the principal sum of $500,000 on (the "Maturity Date") and to pay interest at the Maturity Date on the principal sum outstanding from time to time in arrears at the rate of 12% per annum, accruing from May 21, 2003, the date of execution of that certain securities purchase agreement (the "Securities Purchase Agreement") between the Holder and the Company dated as of May 21, 2003 (the "Commencement Date"). The accrual of interest shall commence on the Commencement Date and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for. Additional provisions regarding the payment of interest are provided in Section 4(C) below (the terms of which shall govern as if this sentence were not included in this Debenture). The Debenture may not be prepaid without the prior written consent of the Holder.

         This Debenture is being issued pursuant to the terms of the Securities Purchase Agreement to which the Company and the Holder (or the Holder's predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

         This Debenture is subject to the following additional provisions:

         1. Unless the Holder is a non-United States person or entity, the Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith. This Debenture is intended to be in registered form to qualify for the exemption from withholding any amounts with respect to interest payments payable to non-United States persons or entities in accordance with Regulation 1.871-14c of the Internal Revenue Code.

         2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation. The Company shall maintain a book entry system (the "Debenture Register") with respect to principal and interest. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company shall treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The Debenture can be transferred through both surrender and issuance of a new Debenture (or reissuance of this Debenture) or the book entry system.


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

         3. A. (i) At any time commencing on the Conversion Date, and prior to the time this Debenture is paid in full in accordance with its terms (including without limitation after the Maturity Date and after the occurrence of an Event of Default, as defined below), the Holder of this Debenture is entitled, at its option, subject to the following provisions of this Section 4, to convert all or a portion of this Debenture at any time into shares of Common Stock, $0.001 par value ("Common Stock"), of the Company at the Conversion Price (as defined below).

                           (ii) The term  "Conversion  Date"  means  the date on
which notice is given of conversion with respect to any Debenture, provided however, that the Conversion Date shall not precede the earlier of (A) 150 days after the Commencement Date or (B) the date a registration statement (the "Registration Statement") is declared effective by the SEC with respect to the Registrable Securities, or (C) the date that any shareholder of the Company who became the beneficial owner of shares of Common Stock of the Company within the 12 months preceding the date of this Debenture sells such shares of Common Stock in a public sale pursuant to Rule 144 under the 1933 Act..

                           (iii) The term "Conversion Price" means the lesser of
(A) 30% below the average VWAP per share of Common Stock for the five days prior to the Conversion Date, but in no event lower than the Floor Price, or (B) $0.85 per share.

                           (iv) The term "VWAP" means the daily volume  weighted
average price of the Company's Common Stock on the Principal Trading Market as reported by Bloomberg Financial L.P. (Based on a trading day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time) using the VWAP function on the date in question.

                           (v) The term  "Floor  Price"  shall mean the lower of
(A) $0.85 per share and (B) such other price as may be determined under the Securities Purchase Agreement.

                  B. Conversion shall be effectuated by delivering a Notice of Conversion to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Debenture and shall evidence such Holder's intention to convert this Debenture or a specified portion hereof in the form annexed hereto as Exhibit A. If paid in Common Stock as contemplated hereby, interest accrued or accruing from the Closing Date to the relevant Conversion Date shall be paid in Common Stock at the Conversion Price applicable as of such Conversion Date. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Debenture, the Holder shall deliver to the Company the original Debenture being converted no later than five (5) business days thereafter (and if not so delivered with such time, the Conversion Date shall be the date on which the later of the Notice of Conversion and the original Debenture being converted is received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (310) 242-6700; Attn: Frederick Tannous, President. Certificates representing Common Stock upon conversion ("Conversion Certificates") will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder's address for notices as contemplated by the Securities Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within three (3) business days (such business day, the "Delivery Date") after the date on which the Notice of Conversion is delivered to the Company as contemplated in this paragraph. In the event that the shares represented by the Conversion Certificates are subject to an effective Registration Statement on the Conversion Date, the Conversion Certificates shall be delivered without any legend restricting transfer and without any pending "stop transfer" restrictions. In the event that the Company fails to deliver the Conversion Certificates within two business days of the Delivery Date, the Holder shall be entitled to the issuance of additional shares of Common Stock as set forth in Section 5(e) of the Securities Purchase
Agreement. In the event that the Company fails to deliver the Conversion Certificates on or before the Delivery Date, the Holder shall also be entitled to its remedies under Section 5(f) of the Securities Purchase Agreement.


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

                  C. (i) Subject to the other terms of this Section C, interest on the principal amount of this Debenture converted pursuant to a Notice of Conversion shall be due and payable, at the option of the Holder, in cash quarterly in arrears or Common Stock on the Conversion Date.

                           (ii) The  number  of  shares  of  Common  Stock to be
issued in payment of such interest shall be determined by dividing the dollar amount of the interest to be so paid by the Conversion Price on the relevant Conversion Date. Such Common Stock shall be delivered to the Holder, or per Holder's instructions, on the Delivery Date for the related Conversion Certificates pursuant to Section 4(B) hereof.

                           (iii) If the Holder  elects to have the interest paid
in cash, the Company shall make such payment quarterly commencing June 30, 2003.

                  D. Notwithstanding any other provision hereof, or of any of the other Transaction Agreements (as those terms are defined in the Securities Purchase Agreement), in no event (except (i) as specifically provided in this Debenture as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock), the Holder of this Debenture may not convert any Debenture to the extent that after such conversion, the number of shares of Common Stock owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture and any unexercised warrant issued to the Holder and its affiliates as of such date (the "Warrant")), would result in ownership by the Purchaser and its affiliates of 4.99% or more of the Company's issued and outstanding shares of Common Stock following such conversion and exercise. In the event that the Holder owns both the Debenture and the Warrant which would otherwise result in ownership of 4.99% or more of the Company's issued and outstanding shares of Common Stock but for the prior sentence, then the Warrant shall be deemed to not be exercisable to the extent necessary to allow conversion of the Debenture to the maximum extent possible and still permit the Holder's ownership to remain below 4.99%. This restriction shall be binding upon any transferee of the Debenture from any Holder. The preceding shall not interfere with the Holder's right to convert this Debenture over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Holder and its affiliates do not beneficially own more than 4.99% of the then outstanding Common Stock at any given time.

                  E. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Lender and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Lender thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Lender by crediting the account of Lender's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

         5. A. Until at such time as the Holder does not directly or indirectly own any Debentures, the Holder will have the absolute and unconditional right to redeem all, or a portion, of the then Unconverted Debenture (as defined below) in cash for the Put Price (as defined below) in accordance with the terms of this Section 5 (such put, a "Put ").

                  B. (i) The term "Put Price" means the amount, payable in cash, equal to (x) one hundred thirty percent (130.00%) of the aggregate principal of the Unconverted Debenture and all accrued interest thereon through and including the date of the Put Notice.

                           (ii)  The  term  "Unconverted  Debenture"  means  the
principal amount of this Debenture has not been converted as of the relevant date.

                  C. The Holder shall give written notice of such Put Price to the Company (the "Put Notice"). Notwithstanding anything contained herein to the contrary, the Holder shall have the right to redeem this Debenture, in whole or in part, after either (A) the VWAP per share of a share of Common Stock is less than $0.85 per share on the trading date prior to the date that would have been the Conversion Date but for the Lender's exercise of its redemption right, or
(B)  if  there  is  no  effective  registration  statement  in  effect  for  the

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

Registrable Securities on or before the 150th day from the Commencement Date, then the Lender shall have the following redemption right. The Company shall pay the Put Price within 30 days of the Put Notice (the "Put Payment Date"). The Put Price shall bear interest at the rate of 12% per annum; provided however, that in the event that the Put Price is not paid within 30 days, the Put Price shall bear interest at the rate of 25% per annum from the date of the Debenture. The parties acknowledge that the 30% premium in the Put Price to the aggregate principal of the Unconverted Debenture and all accrued and unpaid interest thereon are in consideration for the Holder waiving its right to receive Common Stock of the Company upon conversion of the Debenture.

         6. Notwithstanding anything contained herein to the contrary, the Holder covenants and agrees with the Company that, in the event of a conversion or redemption, the Holder will not convert or redeem an amount of more than the greater of (i) $50,000 principal amount of this Debenture per week or (ii) an aggregate amount equal to 15% of the average daily dollar volume of shares of Common Stock traded on the Principal Market for the five days prior to conversion or redemption.

         7. Subject to the terms of the Securities Purchase Agreement, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

         8. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         9. All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

         If, for as long as this Debenture remains outstanding, the Company enters into a merger (other than where the Company is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Company to another person (collectively, a "Sale"), the Company will require, in the agreements reflecting such transaction, that the surviving entity expressly assume the obligations of the Company hereunder. Notwithstanding the foregoing, if the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee will agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable.

         11. A. If, for any reason, prior to the Conversion Date or the Put Payment Date, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Debentures") been converted as

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

of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by
(y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures.

                  B. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Conversion Price, the Floor Price and any other amounts calculated as contemplated hereby or by any of the other Transaction Agreements shall be equitably adjusted to reflect such action.

         12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         13. The Holder recognizes that the Company may be limited in the number of shares of Common Stock it may issue by (i) reason of its authorized shares, or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded (collectively, the "Cap Regulations"). Without limiting the other provisions hereof, (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (ii) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Cap Regulations, the Holder of this Debenture (to the extent the same can not be converted in compliance with the Cap Regulations (an "Unconverted Debenture"), shall have the option, exercisable in the Holder's sole and absolute discretion, to elect any one of the following remedies:

                  (x) require the Company to issue shares of Common Stock in accordance with such Holder's Notice of Conversion relating to the Unconverted Debenture at the Conversion Price; or

                  (y) require the Company to redeem each Unconverted Debenture for an amount (the "Cap Redemption Amount"), payable in cash, equal to:

                                  V                           x           M
                           -----------------
                                CP

         where:

                  "V" means the outstanding principal plus accrued interest through the Cap Redemption Date (as defined below) of an Unconverted Debenture;

                  "CP" means the Conversion Rate in effect on the date of redemption (the "Cap Redemption Date") specified in the notice from the Holder electing this remedy; and

                  "M" means the highest closing ask price during the period beginning on the Cap Redemption Date and ending on the date of payment of the Cap Redemption Amount.

         The holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture.

         14. This Debenture shall be governed by and construed in accordance with the laws of the State of Colorado as applied to agreements executed and performed in such state. The Holder and the Company each consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. The Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Debenture.


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         15. The following shall constitute an "Event of Default":

                  a. The Company shall default in the payment of principal or interest on this Debenture; or

                  b. Any of the representations or warranties made by the Company in Section 3 of the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

                  c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Debenture in this series and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

                  d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under any of the Transaction Agreements and such failure shall continue uncured for a period of thirty
                           (30) days after written notice from the Holder of such failure; or

                  e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding.

                  i. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days after written notice of such failure.

                  j. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties

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

                           or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder (unless such judgment, writ or warrant of attachment is reasonably believed by the Company to be 90% covered by insurance); or

                  k. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading or has received notice of final action concerning delisting and the Common Stock is not relisted within five days thereafter.

If an Event of Default shall have occurred, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable (and the Maturity Date shall be accelerated accordingly), without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. In the event of a Default, the interest rate on any overdue principal amount shall be twenty-five percent (25%) per annum commencing as of the date of this Debenture.

         16. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         17. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, then ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 16 or otherwise, such excess shall be deemed to be an interest- free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section 16 shall control every other provision of this Debenture.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: May 21, 2003
                                       HEALTHSCIENCES GROUP, INC.

                                       By:_____________________________________
                                       Name: __________________________________
                                       Title:___________________________________

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                                       OF
                  CONVERTIBLE DEBENTURE SERIES DUE MAY 21, 2004

  (To be Executed by the Registered Holder in Order to Convert the Debenture)



FROM:
     ----------------------------------------------------- ("Holder")

DATE:                                                       (the
     -----------------------------------------------------  "Conversion Date")

RE: Conversion of $________- principal amount (the "Converted Debenture") of the Convertible Debenture Due May 21, 2004 (the "Debenture") of HEALTHSCIENCES GROUP INC.(the "Company") ___________ shares (the "Conversion Shares") of Common Stock (defined below)

CONVERSION DATE:

         The captioned Holder hereby gives notice to the Company, pursuant to the Debenture of HEALTHSCIENCES GROUP INC. that the Holder elects to convert the Converted Debenture into fully paid and non-assessable shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company as of the Conversion Date specified above. Said conversion shall be based on the following Conversion Price

Based on this Conversion Price, the number of Conversion Shares indicated above should be issued in the following name(s):

          Name and Record Address                   Conversion Shares

          --------------------------------------

          --------------------------------------

          --------------------------------------

         As contemplated by the Debenture and the Securities Purchase Agreement, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

         If this Notice of Conversion represents the full conversion of the outstanding balance of the Debenture, the Holder either (1) has previously surrendered the Debenture, duly endorsed, to the Company or (2) will surrender (or cause to be surrendered) the Debenture, duly endorsed, to the Company at the address indicated above by express courier within five (5) business days after delivery or facsimile transmission of this Notice of Conversion.

         The certificates representing the Conversion Shares should be transmitted by the Company to the Holder via express courier or by electronic transfer within the time contemplated by the Debenture and Securities Purchase Agreement after receipt of this Notice of Conversion (by facsimile transmission or otherwise) to:

                     --------------------------------------

                     --------------------------------------

                     --------------------------------------

         As contemplated by the Debenture, the Company should also pay all accrued but unpaid interest on the Converted Debenture to the Holder. The Holder

         |X| If the Holder elects to have such interest paid in Common Stock, as contemplated by the Debenture, such shares should be issued in the name of the Holder and delivered in the same manner as, and together with, the Conversion Shares.

         |X| If the Holder elects to have the interest paid in cash, such payment should be made by wire transfer as follows:




                             ------------------------------------------
                             (Print name of Holder)

                             By:
                             ------------------------------------------
                             (Signature of Authorized Person)



                             ------------------------------------------
                             (Printed Name and Title)



                                       2